Exhibit 10.13

Power of Attorney

I, Tan Man, hereby irrevocably authorizes Tan Man (Identity Card Number:[ ] ), as my duly authorized attorney to execute any and all legal documents necessary or advisable in respect of any and all rights to be exercised by Shanghai Yongxiong Information Technology Service Co., Ltd. under the Amended and Restated Equity Pledge Agreement by and among Shanghai Yongxiong Information Technology Service Co., Ltd., myself and Hunan Yongxiong Asset Management Group Co., Ltd..

By:	/s/ Tan Man
Date: March 15, 2019

Power of Attorney

I, Zhou Xiaofang, hereby irrevocably authorizes Tan Man (Identity Card Number:[ ]), as my duly authorized attorney to execute any and all legal documents necessary or advisable in respect of any and all rights to be exercised by Shanghai Yongxiong Information Technology Service Co., Ltd. under the Amended and Restated Equity Pledge Agreement by and among Shanghai Yongxiong Information Technology Service Co., Ltd. , myself and Hunan Yongxiong Asset Management Group Co., Ltd..

By:	/s/ Zhou Xiaofang
Date: March 15, 2019

Power of Attorney

We, Hunan Yuxiong Enterprise Management Limited Partnership, hereby irrevocably authorizes Tan Man (Identity Card Number:[ ]), as our duly authorized attorney to execute any and all legal documents necessary or advisable in respect of any and all rights to be exercised by Shanghai Yongxiong Information Technology Service Co., Ltd. under the Amended and Restated Equity Pledge Agreement by and among Shanghai Yongxiong Information Technology Service Co., Ltd. , ourselves and Hunan Yongxiong Asset Management Group Co., Ltd..

By: /s/ Seal of Hunan Yuxiong Enterprise Management Limited Partnership
Date: March 15, 2019

Power of Attorney

We, Shanghai Hengxiong Enterprise Management Consulting Limited Partnership, hereby irrevocably authorizes Tan Man (Identity Card Number:[ ]), as our duly authorized attorney to execute any and all legal documents necessary or advisable in respect of any and all rights to be exercised by Shanghai Yongxiong Information Technology Service Co., Ltd. under the Amended and Restated Equity Pledge Agreement by and among Shanghai Yongxiong Information Technology Service Co., Ltd. , ourselves and Hunan Yongxiong Asset Management Group Co., Ltd..

By: /s/ Seal of Shanghai Hengxiong Enterprise Management Consulting Limited Partnership
Date: March 15, 2019